UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2017, Analog Devices, Inc. (the “Company”) announced senior leadership changes for the combined company following the Company’s acquisition of Linear Technology Corporation (“Linear”). Effective June 15, 2017, Rick Hess, the Company’s Executive Vice President, will transition to Strategic Advisor to the CEO, providing strategic advice and guidance to the CEO and senior executives with a primary focus on Linear integration matters. Also effective June 15, 2017, Greg Henderson is promoted to Senior Vice President, Automotive, Communications and Aerospace & Defense to lead the Company’s automotive, communications infrastructure and aerospace and defense businesses, Yusuf Jamal is promoted to Senior Vice President, Industrial, Healthcare, Consumer and IoT Solutions and Security to lead the Company’s industrial, consumer, healthcare and IoT businesses, and former Linear executive Steve Pietkiewicz is promoted to Senior Vice President, Power Products to lead the Company’s power business. Each of the newly named senior executives will report to Vincent Roche, the Company’s President and CEO. The Company’s press release announcing these changes is attached as Exhibit 99.1 and incorporated herein by reference.

On June 13, 2017, in connection with Mr. Hess’ change in responsibilities, the Compensation Committee of the Board of Directors of the Company approved amendments to Mr. Hess’ employment agreement to change his title, and adjust his annual base salary from $650,000 to $175,000, effective June 15, 2017. His target cash incentive bonus under the Company’s employee bonus plan will remain at 100% of his annual base salary. In addition, the amended employment agreement provides that Mr. Hess’ severance protection thereunder shall remain in place and that any severance benefits that Mr. Hess is entitled to under the terms of his employment agreement, other than in connection with a change in control of the Company, will be calculated on the basis of his annual base salary and target cash incentive bonus in effect as of immediately prior to the effectiveness of the amendment. The foregoing description of the amendment is qualified in its entirety by reference to the complete copy of the amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 6 to Employment Agreement with Rick D. Hess dated June 13, 2017

99.1	Press release dated June 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017	ANALOG DEVICES, INC.

	By:	/s/ Margaret K. Seif
Margaret K. Seif
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 6 to Employment Agreement with Rick D. Hess dated June 13, 2017

99.1	Press release dated June 15, 2017